UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012 (February 29, 2012)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-53919	26-3215092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor
New York, New York 10016

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On February 29, 2012, ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (“Fund Fourteen”) and certain of its affiliates participated in a $42,754,959.66 term loan facility with VAS Aero Services, LLC (“VAS”), of which Fund Fourteen's portion was $6,000,000.  The loan is for a period of thirty-one months. The loan is secured by a second lien on collateral used in VAS’s airplane component aftermarket sales operation, including aircraft engines, related parts and inventory.  VAS’s business is focused on selling new, used and refurbished parts to Original Equipment Manufacturers, airline companies and Maintenance, Repair and Overhaul companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
By: ICON GP 14, LLC, its General Partner

Dated: March 5, 2012	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer